UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) February 2, 2012

ARES CAPITAL CORPORATION

(Exact Name of Registrant as Specified in Charter)

Maryland	000-50697	33-1089684
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

245 Park Avenue, 44th Floor, New York, NY	10167
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 750-7300

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On February 2, 2012, Ares Capital Corporation (the “Company”) and U.S. Bank National Association (the “Trustee”), entered into a Second Supplemental Indenture (the “Second Supplemental Indenture”) to the Indenture, dated October 21, 2010, between the Company and the Trustee (as supplemented by the First Supplemental Indenture, dated October 21, 2010, between the Company and the Trustee, and the Second Supplemental Indenture, the “Indenture”).  The Second Supplemental Indenture relates to the Company’s issuance, offer and sale of $143,750,000 aggregate principal amount of its 7.00% senior notes due 2022 (the “Notes”), including $18,750,000 aggregate principal amount of Notes issued pursuant to the exercise by the underwriters in full of their overallotment option.

The Notes will mature on February 15, 2022 and may be redeemed in whole or in part at the Company’s option at any time or from time to time on or after February 15, 2015 at a redemption price of $25 per security plus accrued and unpaid interest.  The Notes bear interest at a rate of 7.00% per year payable quarterly on February 15, May 15, August 15 and November 15 of each year, commencing on May 15, 2012.  The Notes are direct unsecured obligations of the Company.

The Company expects to use the net proceeds of this offering to repay outstanding indebtedness under its revolving credit facility, its revolving funding facility and for general corporate purposes, which may include funding investments in its investment  backlog and pipeline.

The Indenture, as supplemented by the Second Supplemental Indenture, contains certain covenants including covenants requiring the Company to comply with Section 18(a)(1)(A) as modified by Section 61(a)(1) of the Investment Company Act of 1940, as amended, and to provide financial information to the holders of the Notes and the Trustee if the Company should no longer be subject to the reporting requirements under the Securities Exchange Act of 1934.  These covenants are subject to important limitations and exceptions that are described in the Indenture.

The Notes were offered and sold pursuant to the Registration Statement on Form N-2 (File No. 333–174716) and the preliminary prospectus supplement filed with the Securities and Exchange Commission on January 25, 2012.  The transaction closed on February 2, 2012.

The Trustee also serves as the Company’s custodian under the terms of a custody agreement, pursuant to which it receives customary fees and expenses as custodian.

The foregoing descriptions of the Second Supplemental Indenture and the Notes do not purport to be complete and are qualified in their entirety by reference to the full text of the Second Supplemental Indenture and the Notes, respectively, each filed as exhibits hereto and incorporated by reference herein.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information required by Item 2.03 contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(d)          Exhibits:

Exhibit Number	Description
4.1	Second Supplemental Indenture, dated as of February 2, 2012, relating to the 7.00% Senior Notes due 2022, between the Company and U.S. Bank National Association, as trustee
4.2	Form of 7.00% Senior Notes due 2022 (included as part of Exhibit 4.1)
5.1	Opinion of Venable LLP
5.2	Opinion of Proskauer Rose LLP
23.1	Consent of Venable LLP (contained in the opinion filed as Exhibit 5.1 hereto)
23.2	Consent of Proskauer Rose LLP (contained in the opinion filed as Exhibit 5.2 hereto)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARES CAPITAL CORPORATION

Date: February 2, 2012

	By:	/s/ Penni F. Roll
	Name:	Penni F. Roll
	Title:	Chief Financial Officer

Exhibit Index

Exhibit Number	Description
4.1	Second Supplemental Indenture, dated as of February 2, 2012, relating to the 7.00% Senior Notes due 2022, between the Company and U.S. Bank National Association, as trustee
4.2	Form of 7.00% Senior Notes due 2022 (included as part of Exhibit 4.1)
5.1	Opinion of Venable LLP
5.2	Opinion of Proskauer Rose LLP
23.1	Consent of Venable LLP (contained in the opinion filed as Exhibit 5.1 hereto)
23.2	Consent of Proskauer Rose LLP (contained in the opinion filed as Exhibit 5.2 hereto)